Exhibit 99.1

Brighthouse Financial, Inc.
Financial Supplement
Fourth Quarter 2022
Recast for Targeted Improvements to the Accounting for Long-Duration Contracts -- Unaudited

This financial supplement reflects the Company’s adoption, on January 1, 2023, of the provisions of U.S. GAAP Accounting Standards Update 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts ("LDTI"). This financial supplement replaces in its entirety the Company’s Q4 2022 Financial Supplement previously furnished on Form 8-K on February 9, 2023 and available on its website. This financial supplement is unaudited and is also being provided prior to the filing of the Company’s Form 10-Q for the quarter ended March 31, 2023, to aid investors and other users of our financial statements in understanding the impacts of the Company's adoption of LDTI. It is possible that the financial results included in the Company’s future filings with the U.S. Securities and Exchange Commission ("SEC") may differ, perhaps materially, from the information included herein. This financial supplement should be read in conjunction with Note 1 of the Notes to the Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, which has been filed with the SEC.

Table of Contents	Financial Results
	1	Key Metrics
	2	GAAP Statements of Operations
	3	GAAP Balance Sheets

Earnings and Select Metrics from Segments and Corporate & Other
	5	Statements of Adjusted Earnings by Segment and Corporate & Other
	6	Total Segments and Corporate & Other — Statements of Adjusted Earnings
	7	Annuities — Statements of Adjusted Earnings
	8	Annuities — Select Operating Metrics
	10	Life — Statements of Adjusted Earnings
	11	Life — Select Operating Metrics
	13	Run-off — Statements of Adjusted Earnings
	14	Run-off — Select Operating Metrics
	15	Corporate & Other — Statements of Adjusted Earnings

Other Information
	17	Change in Market Risk Benefits and Net Derivative Gains (Losses)
	18	Notable Items
	19	Variable Annuity Separate Account Returns and Allocations
	20	Summary of Investments
	21	Statutory Statement of Operations Information
	22	Statutory Balance Sheet and Surplus Information

Appendix
	A-1	Note Regarding Forward-Looking Statements
	A-2	Non-GAAP and Other Financial Disclosures
	A-6	Acronyms
A-7
Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share

	A-8	Reconciliation of Return on Common Equity to Adjusted Return on Common Equity, Excluding AOCI
	A-9	Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses
	A-10	Investment Reconciliation Details

Note: See the Appendix for non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.

As used in this financial supplement, “Brighthouse Financial,” “Brighthouse,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except per share amounts)

	As of or For the Three Months Ended				As of or For the Year Ended
Financial Results and Metrics (1)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2022	December 31, 2021
Net income (loss) available to shareholders	$110	$388	$1,719	$1,558	$3,775	$1,554
Adjusted earnings	$545	$115	$144	$380	$1,184	$1,486
Adjusted earnings, less notable items (2)	$282	$74	$353	$411	$1,120	$1,805
Total corporate expenses (3)	$243	$217	$201	$208	$869	$890
Combined total adjusted capital	$8,052	$8,003	$8,188	$8,495	$8,052	$9,441
Combined risk-based capital ratio (4)	441%	450%-470%	470%-490%	450%-470%	441%	500%

Stockholders' Equity
Brighthouse Financial, Inc.’s stockholders’ equity	$5,533	$4,600	$7,180	$7,223	$5,533	$8,385
Less: Preferred stock, net	1,699	1,699	1,699	1,699	1,699	1,699
Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI	$3,834	$2,901	$5,481	$5,524	$3,834	$6,686
Less: AOCI	(6,106)	(7,015)	(4,176)	(2,541)	(6,106)	47
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$9,940	$9,916	$9,657	$8,065	$9,940	$6,639

Return on Common Equity (1), (5)
Return on common equity	77.3%	93.7%	108.6%	98.8%	77.3%	21.8%
Return on common equity, excluding AOCI	42.7%	56.6%	79.4%	82.5%	42.7%	25.0%
Adjusted return on common equity, excluding AOCI	13.4%	9.9%	12.7%	20.1%	13.4%	24.0%

Earnings Per Common Share, Diluted (1)
Net income (loss) available to shareholders per common share	$1.59	$5.39	$22.91	$20.11	$51.30	$18.39
Adjusted earnings per common share	$7.81	$1.61	$1.91	$4.91	$16.09	$17.60
Adjusted earnings, less notable items per common share	$4.04	$1.03	$4.71	$5.30	$15.22	$21.37
Weighted average common shares outstanding	69,765,118	71,959,380	74,971,658	77,476,465	73,581,168	84,466,157

Book Value Per Common Share
Book value per common share (1)	$56.15	$41.41	$75.01	$72.88	$56.15	$85.86
Book value per common share, excluding AOCI (1)	$145.58	$141.53	$132.16	$106.40	$145.58	$85.26
Ending common shares outstanding	68,278,068	70,060,560	73,072,766	75,799,704	68,278,068	77,870,072

(1) Certain definitions have been updated due to the adoption of LDTI. See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(2) See additional information regarding notable items on page 18.
(3) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.
(4) The RBC ratio is reported as a preliminary range for all periods, except those ended December 31.
(5) Simplified averaging was applied to all periods presented for 2022 and December 31, 2021.

Financial Supplement	2

GAAP Statements of Operations (Unaudited, in millions)

	For the Three Months Ended				For the Year Ended
Revenues	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2022	December 31, 2021
Premiums	$167	$162	$167	$166	$662	$707
Universal life and investment-type product policy fees	549	597	609	680	2,435	2,980
Net investment income	1,049	877	1,061	1,151	4,138	4,881
Other revenues	100	122	118	138	478	450
Revenues before NIGL and NDGL	1,865	1,758	1,955	2,135	7,713	9,018
Net investment gains (losses)	(69)	(45)	(66)	(68)	(248)	(59)
Net derivative gains (losses)	(1,923)	(592)	1,977	(54)	(592)	(3,983)
Total revenues	$(127)	$1,121	$3,866	$2,013	$6,873	$4,976

Expenses
Policyholder benefits and claims	$267	$534	$717	$675	$2,193	$2,746
Interest credited to policyholder account balances	401	405	284	248	1,338	1,269
Amortization of DAC and VOBA	155	159	158	157	629	637
Change in market risk benefits	(1,479)	(984)	(62)	(1,579)	(4,104)	(4,134)
Interest expense on debt	39	38	38	38	153	163
Other expenses	450	457	554	471	1,932	2,286
Total expenses	(167)	609	1,689	10	2,141	2,967
Income (loss) before provision for income tax	40	512	2,177	2,003	4,732	2,009
Provision for income tax expense (benefit)	(97)	97	432	416	848	361
Net income (loss)	137	415	1,745	1,587	3,884	1,648
Less: Net income (loss) attributable to noncontrolling interests	1	2	—	2	5	5
Net income (loss) attributable to Brighthouse Financial, Inc.	136	413	1,745	1,585	3,879	1,643
Less: Preferred stock dividends	26	25	26	27	104	89
Net income (loss) available to Brighthouse Financial, Inc.’s common shareholders	$110	$388	$1,719	$1,558	$3,775	$1,554

Financial Supplement	3

GAAP Balance Sheets (Unaudited, in millions)

	As of
ASSETS	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Investments:
Fixed maturity securities available-for-sale	$75,577	$75,271	$78,606	$82,496	$87,582
Equity securities	89	100	96	80	101
Mortgage loans	22,936	22,089	21,508	21,357	19,850
Policy loans	1,282	1,274	1,277	1,270	1,264
Limited partnerships and limited liability companies	4,775	4,607	4,683	4,587	4,271
Short-term investments	1,081	1,130	920	1,062	1,841
Other invested assets	2,852	4,033	3,345	2,568	3,316
Total investments	108,592	108,504	110,435	113,420	118,225
Cash and cash equivalents	4,115	4,793	5,071	4,101	4,474
Accrued investment income	885	909	852	754	724
Reinsurance recoverables	18,019	16,694	15,698	16,047	16,648
Premiums and other receivables	529	544	765	645	527
DAC and VOBA	5,084	5,142	5,196	5,239	5,288
Current income tax recoverable	38	18	18	—	—
Deferred income tax asset	1,736	1,942	1,272	1,271	1,001
Market risk benefit assets	483	400	375	384	449
Other assets	401	414	425	440	457
Separate account assets	84,965	81,836	88,843	104,441	114,464
Total assets	$224,847	$221,196	$228,950	$246,742	$262,257
LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$31,497	$32,016	$33,492	$36,373	$39,990
Policyholder account balances	73,527	69,749	66,717	66,711	65,249
Market risk benefit liabilities	10,389	11,425	12,304	13,637	16,034
Other policy-related balances	4,098	4,051	3,944	4,098	4,075
Payables for collateral under securities loaned and other transactions	4,560	6,532	6,675	6,209	6,269
Long-term debt	3,156	3,156	3,157	3,157	3,157
Current income tax payable	—	—	—	61	62
Other liabilities	7,057	7,766	6,573	4,767	4,507
Separate account liabilities	84,965	81,836	88,843	104,441	114,464
Total liabilities	219,249	216,531	221,705	239,454	253,807
Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	1	1	1	1	1
Additional paid-in capital	14,075	14,095	14,113	14,133	14,154
Retained earnings (deficit)	(395)	(532)	(945)	(2,689)	(4,274)
Treasury stock	(2,042)	(1,949)	(1,813)	(1,681)	(1,543)
Accumulated other comprehensive income (loss)	(6,106)	(7,015)	(4,176)	(2,541)	47
Total Brighthouse Financial, Inc.’s stockholders’ equity	5,533	4,600	7,180	7,223	8,385
Noncontrolling interests	65	65	65	65	65
Total equity	5,598	4,665	7,245	7,288	8,450
Total liabilities and equity	$224,847	$221,196	$228,950	$246,742	$262,257

Earnings and
Select Metrics from
Segments and
Corporate & Other

Financial Supplement	5

Statements of Adjusted Earnings by Segment and Corporate & Other (Unaudited, in millions)

	For the Year Ended December 31, 2022
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$123	$537	$2	$—	$662
Universal life and investment-type product policy fees	1,708	219	508	—	2,435
Net investment income	2,261	442	1,166	340	4,209
Other revenues	434	15	29	—	478
Total adjusted revenues	$4,526	$1,213	$1,705	$340	$7,784

Adjusted expenses
Policyholder benefits and claims	$380	$800	$1,013	$—	$2,193
Interest credited to policyholder account balances	897	75	290	163	1,425
Amortization of DAC and VOBA	515	114	—	—	629
Interest expense on debt	—	—	—	153	153
Other operating costs	1,417	130	293	92	1,932
Total adjusted expenses	3,209	1,119	1,596	408	6,332
Adjusted earnings before provision for income tax	1,317	94	109	(68)	1,452
Provision for income tax expense (benefit)	247	16	22	(126)	159
Adjusted earnings after provision for income tax	1,070	78	87	58	1,293
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	5	5
Less: Preferred stock dividends	—	—	—	104	104
Adjusted earnings	$1,070	$78	$87	$(51)	$1,184

	For the Year Ended December 31, 2021
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$142	$562	$3	$—	$707
Universal life and investment-type product policy fees	2,155	341	484	—	2,980
Net investment income	2,217	698	1,910	77	4,902
Other revenues	389	32	29	—	450
Total adjusted revenues	$4,903	$1,633	$2,426	$77	$9,039

Adjusted expenses
Policyholder benefits and claims	$283	$786	$1,677	$—	$2,746
Interest credited to policyholder account balances	864	108	293	21	1,286
Amortization of DAC and VOBA	513	124	—	—	637
Interest expense on debt	—	—	—	163	163
Other operating costs	1,654	193	191	248	2,286
Total adjusted expenses	3,314	1,211	2,161	432	7,118
Adjusted earnings before provision for income tax	1,589	422	265	(355)	1,921
Provision for income tax expense (benefit)	303	88	59	(109)	341
Adjusted earnings after provision for income tax	1,286	334	206	(246)	1,580
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	5	5
Less: Preferred stock dividends	—	—	—	89	89
Adjusted earnings	$1,286	$334	$206	$(340)	$1,486

Financial Supplement	6
Total Segments and Corporate & Other — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended				For the Year Ended
Adjusted revenues	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2022	December 31, 2021
Premiums	$167	$162	$167	$166	$662	$707
Universal life and investment-type product policy fees	549	597	609	680	2,435	2,980
Net investment income	1,082	900	1,070	1,157	4,209	4,902
Other revenues	100	122	118	138	478	450
Total adjusted revenues	$1,898	$1,781	$1,964	$2,141	$7,784	$9,039

Adjusted expenses
Policyholder benefits and claims	$267	$534	$717	$675	$2,193	$2,746
Interest credited to policyholder account balances	398	425	316	286	1,425	1,286
Amortization of DAC and VOBA	155	159	158	157	629	637
Interest expense on debt	39	38	38	38	153	163
Other operating costs	450	457	554	471	1,932	2,286
Total adjusted expenses	1,309	1,613	1,783	1,627	6,332	7,118
Adjusted earnings before provision for income tax	589	168	181	514	1,452	1,921
Provision for income tax expense (benefit)	17	26	11	105	159	341
Adjusted earnings after provision for income tax	572	142	170	409	1,293	1,580
Less: Net income (loss) attributable to noncontrolling interests	1	2	—	2	5	5
Less: Preferred stock dividends	26	25	26	27	104	89
Adjusted earnings	$545	$115	$144	$380	$1,184	$1,486

Financial Supplement	7
Annuities — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended				For the Year Ended
Adjusted revenues	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2022	December 31, 2021
Premiums	$39	$30	$29	$25	$123	$142
Universal life and investment-type product policy fees	367	401	442	498	1,708	2,155
Net investment income	613	547	546	555	2,261	2,217
Other revenues	85	113	112	124	434	389
Total adjusted revenues	$1,104	$1,091	$1,129	$1,202	$4,526	$4,903

Adjusted expenses
Policyholder benefits and claims	$144	$86	$75	$75	$380	$283
Interest credited to policyholder account balances	232	283	192	190	897	864
Amortization of DAC and VOBA	129	130	129	127	515	513
Interest expense on debt	—	—	—	—	—	—
Other operating costs	360	346	339	372	1,417	1,654
Total adjusted expenses	865	845	735	764	3,209	3,314
Adjusted earnings before provision for income tax	239	246	394	438	1,317	1,589
Provision for income tax expense (benefit)	45	44	74	84	247	303
Adjusted earnings	$194	$202	$320	$354	$1,070	$1,286

Financial Supplement	8
Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
VARIABLE AND SHIELD LEVEL ANNUITIES ACCOUNT VALUE (1)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Account value, beginning of period	$105,392	$112,139	$128,397	$136,881	$133,155
Premiums and deposits (2)	1,595	1,702	2,035	1,876	2,111
Withdrawals, surrenders and contract benefits	(2,717)	(2,504)	(2,500)	(2,758)	(3,231)
Net flows (3)	(1,122)	(802)	(465)	(882)	(1,120)
Investment performance (4)	7,121	(5,363)	(15,219)	(7,026)	5,496
Policy charges and other	(540)	(582)	(574)	(576)	(650)
Account value, end of period	$110,851	$105,392	$112,139	$128,397	$136,881

FIXED ANNUITIES ACCOUNT VALUE (5)
Account value, beginning of period	$17,938	$16,028	$15,671	$15,603	$15,536
Premiums and deposits (2)	1,656	2,055	503	241	316
Withdrawals, surrenders and contract benefits	(587)	(283)	(237)	(266)	(331)
Net flows (3)	1,069	1,772	266	(25)	(15)
Interest credited	(228)	109	96	89	92
Other	(27)	29	(5)	4	(10)
Account value, end of period	$18,752	$17,938	$16,028	$15,671	$15,603

INCOME ANNUITIES (1)
Income annuity insurance liabilities	$4,569	$4,576	$4,587	$4,613	$4,644

(1) Includes general account and separate account.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Deposits and withdrawals include policy exchanges.
(4) Includes the interest credited on the general account option of variable products.
(5) Includes fixed index annuities.

Financial Supplement	9
Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
VARIABLE AND SHIELD LEVEL ANNUITY SALES	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Shield Level Annuities (1)	$1,389	$1,436	$1,629	$1,394	$1,551	$5,848	$6,201
GMWB	101	149	268	334	393	852	1,548
GMDB only	55	69	75	87	84	286	376
GMIB	9	10	13	17	18	49	76
Total variable and Shield Level annuity sales	$1,554	$1,664	$1,985	$1,832	$2,046	$7,035	$8,201

FIXED AND INCOME ANNUITY SALES
Fixed index annuities (2)	$161	$213	$206	$196	$292	$776	$845
Fixed deferred annuities	1,493	1,841	293	41	19	3,668	102
Single premium immediate annuities	3	2	2	1	1	8	2
Other fixed and income annuities	—	1	—	—	1	1	2
Total fixed and income annuity sales	$1,657	$2,057	$501	$238	$313	$4,453	$951

(1) Shield Level Annuities refers to our suite of structured annuities consisting of products marketed under various names.
(2) Represents 100% of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements.

Financial Supplement	10
Life — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended				For the Year Ended
Adjusted revenues	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2022	December 31, 2021
Premiums	$128	$130	$138	$141	$537	$562
Universal life and investment-type product policy fees	66	61	36	56	219	341
Net investment income	90	77	115	160	442	698
Other revenues	7	2	—	6	15	32
Total adjusted revenues	$291	$270	$289	$363	$1,213	$1,633

Adjusted expenses
Policyholder benefits and claims	$168	$223	$192	$217	$800	$786
Interest credited to policyholder account balances	22	23	26	4	75	108
Amortization of DAC and VOBA	26	29	29	30	114	124
Interest expense on debt	—	—	—	—	—	—
Other operating costs	56	39	6	29	130	193
Total adjusted expenses	272	314	253	280	1,119	1,211
Adjusted earnings before provision for income tax	19	(44)	36	83	94	422
Provision for income tax expense (benefit)	2	(10)	7	17	16	88
Adjusted earnings	$17	$(34)	$29	$66	$78	$334

Financial Supplement	11
Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Universal and variable universal life account value, beginning of period	$2,663	$2,678	$2,671	$2,694	$2,680
Premiums and deposits (1)	54	54	54	56	86
Withdrawals, surrenders and contract benefits	(33)	(44)	(34)	(42)	(33)
Net flows	21	10	20	14	53
Net transfers from (to) separate account	7	9	17	15	5
Interest credited	24	24	24	5	28
Policy charges and other	(57)	(58)	(54)	(57)	(72)
Universal and variable universal life account value, end of period	$2,658	$2,663	$2,678	$2,671	$2,694

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$4,912	$5,251	$6,262	$6,861	$6,598
Premiums and deposits	44	44	43	45	47
Withdrawals, surrenders and contract benefits	(43)	(64)	(52)	(68)	(81)
Net flows	1	(20)	(9)	(23)	(34)
Investment performance	364	(263)	(929)	(513)	357
Net transfers from (to) general account	(10)	(9)	(16)	(15)	(5)
Policy charges and other	(52)	(47)	(57)	(48)	(55)
Variable universal life account value, end of period	$5,215	$4,912	$5,251	$6,262	$6,861

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	12
Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
LIFE SALES	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Total life sales	$22	$19	$19	$20	$35	$80	$111

	As of
LIFE INSURANCE IN-FORCE	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Whole Life
Life Insurance in-force, before reinsurance	$18,264	$18,422	$18,490	$18,645	$18,819
Life Insurance in-force, net of reinsurance	$3,069	$3,156	$3,113	$3,153	$3,196

Term Life
Life Insurance in-force, before reinsurance	$360,611	$364,251	$368,082	$372,019	$376,022
Life Insurance in-force, net of reinsurance	$288,522	$290,746	$292,839	$295,051	$297,053

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$46,000	$46,336	$46,876	$48,063	$49,063
Life Insurance in-force, net of reinsurance	$34,463	$34,597	$34,981	$36,118	$37,016

Financial Supplement	13
Run-off — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended				For the Year Ended
Adjusted revenues	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2022	December 31, 2021
Premiums	$—	$2	$—	$—	$2	$3
Universal life and investment-type product policy fees	116	135	131	126	508	484
Net investment income	247	168	350	401	1,166	1,910
Other revenues	8	7	6	8	29	29
Total adjusted revenues	$371	$312	$487	$535	$1,705	$2,426

Adjusted expenses
Policyholder benefits and claims	$(44)	$225	$450	$382	$1,013	$1,677
Interest credited to policyholder account balances	72	69	71	78	290	293
Amortization of DAC and VOBA	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—
Other operating costs	45	38	166	44	293	191
Total adjusted expenses	73	332	687	504	1,596	2,161
Adjusted earnings before provision for income tax	298	(20)	(200)	31	109	265
Provision for income tax expense (benefit)	62	(4)	(43)	7	22	59
Adjusted earnings	$236	$(16)	$(157)	$24	$87	$206

Financial Supplement	14
Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Account value, beginning of period	$5,380	$5,454	$5,512	$5,569	$5,629
Premiums and deposits (1)	167	173	180	177	170
Withdrawals, surrenders and contract benefits	(32)	(32)	(21)	(32)	(26)
Net flows	135	141	159	145	144
Interest credited	46	46	45	62	50
Policy charges and other	(254)	(261)	(262)	(264)	(254)
Account value, end of period	$5,307	$5,380	$5,454	$5,512	$5,569

	As of
LIFE INSURANCE IN-FORCE	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$72,276	$72,847	$73,393	$73,813	$74,535
Life Insurance in-force, net of reinsurance	$35,980	$36,308	$36,611	$36,887	$37,206

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	15
Corporate & Other — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended				For the Year Ended
Adjusted revenues	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2022	December 31, 2021
Premiums	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	—	—	—	—	—	—
Net investment income	132	108	59	41	340	77
Other revenues	—	—	—	—	—	—
Total adjusted revenues	$132	$108	$59	$41	$340	$77

Adjusted expenses
Policyholder benefits and claims	$(1)	$—	$—	$1	$—	$—
Interest credited to policyholder account balances	72	50	27	14	163	21
Amortization of DAC and VOBA	—	—	—	—	—	—
Interest expense on debt	39	38	38	38	153	163
Other operating costs	(11)	34	43	26	92	248
Total adjusted expenses	99	122	108	79	408	432
Adjusted earnings before provision for income tax	33	(14)	(49)	(38)	(68)	(355)
Provision for income tax expense (benefit)	(92)	(4)	(27)	(3)	(126)	(109)
Adjusted earnings after provision for income tax	125	(10)	(22)	(35)	58	(246)
Less: Net income (loss) attributable to noncontrolling interests	1	2	—	2	5	5
Less: Preferred stock dividends	26	25	26	27	104	89
Adjusted earnings	$98	$(37)	$(48)	$(64)	$(51)	$(340)

Other Information

Financial Supplement	17

Change in Market Risk Benefits and Net Derivative Gains (Losses) (Unaudited, in millions)

	For the Three Months Ended				For the Year Ended
CHANGE IN MARKET RISK BENEFITS	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2022	December 31, 2021
Market risk benefits mark-to-market	$1,290	$786	$(122)	$1,428	$3,382	$3,322
Market risk benefits fees, net of claims	195	211	189	178	773	868
Ceded reinsurance	(6)	(13)	(5)	(27)	(51)	(56)
Total change in market risk benefits	$1,479	$984	$62	$1,579	$4,104	$4,134

	For the Three Months Ended				For the Year Ended
NET DERIVATIVE GAINS (LOSSES)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2022	December 31, 2021
Net derivative gains (losses):
Variable annuity hedges	$(274)	$(772)	$(188)	$(317)	$(1,551)	$(1,130)
Shield embedded derivatives	(1,323)	549	2,752	701	2,679	(2,857)
ULSG hedges	(192)	(483)	(659)	(540)	(1,874)	(223)
Other hedges and embedded derivatives	(167)	91	63	96	83	206
Subtotal	(1,956)	(615)	1,968	(60)	(663)	(4,004)
Investment hedge adjustments	33	23	9	6	71	21
Total net derivative gains (losses)	$(1,923)	$(592)	$1,977	$(54)	$(592)	$(3,983)

Financial Supplement	18

Notable Items (Unaudited, in millions)

	For the Three Months Ended				For the Year Ended
NOTABLE ITEMS IMPACTING ADJUSTED EARNINGS	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2022	December 31, 2021
Actuarial items and other insurance adjustments	$(227)	$(57)	$200	$19	$(65)	$182
Establishment costs	15	16	9	12	52	78
Debt repayment costs	—	—	—	—	—	59
Prior year tax matters	(51)	—	—	—	(51)	—
Total notable items (1)	$(263)	$(41)	$209	$31	$(64)	$319

NOTABLE ITEMS BY SEGMENT AND CORPORATE & OTHER
Annuities	$44	$55	$—	$—	$99	$61
Life	—	16	—	19	35	—
Run-off	(271)	(128)	200	—	(199)	121
Corporate & Other	(36)	16	9	12	1	137
Total notable items (1)	$(263)	$(41)	$209	$31	$(64)	$319

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.

Financial Supplement	19

Variable Annuity Separate Account Returns and Allocations (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Total Quarterly VA separate account gross returns	6.82%	(5.41)%	(12.58)%	(6.36)%	4.60%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATIONS
Percent allocated to equity funds	27.40%	27.97%	27.60%	29.43%	29.62%
Percent allocated to bond funds/other funds	8.82%	9.48%	9.29%	8.72%	8.57%
Percent allocated to target volatility funds	20.28%	20.56%	21.01%	19.66%	19.87%
Percent allocated to balanced funds	43.50%	41.99%	42.10%	42.19%	41.94%

Financial Supplement	20

Summary of Investments (Unaudited, dollars in millions)

	December 31, 2022		December 31, 2021
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$32,607	28.93%	$39,081	31.85%
Foreign corporate securities	10,576	9.38%	11,706	9.54%
U.S. government and agency securities	8,016	7.11%	9,307	7.59%
Residential mortgage-backed securities	7,528	6.68%	9,259	7.55%
Commercial mortgage-backed securities	6,611	5.87%	7,282	5.93%
Asset-backed securities	5,359	4.75%	4,280	3.49%
State and political subdivision securities	3,799	3.37%	4,835	3.94%
Foreign government securities	1,081	0.96%	1,832	1.49%
Total fixed maturity securities	75,577	67.05%	87,582	71.38%
Equity securities	89	0.08%	101	0.08%
Mortgage loans:
Commercial mortgage loans	13,574	12.04%	12,187	9.93%
Residential mortgage loans	5,116	4.54%	3,623	2.96%
Agricultural mortgage loans	4,365	3.87%	4,163	3.39%
Allowance for credit losses	(119)	(0.10)%	(123)	(0.10)%
Total mortgage loans, net	22,936	20.35%	19,850	16.18%
Policy loans	1,282	1.14%	1,264	1.03%
Limited partnerships and limited liability companies	4,775	4.24%	4,271	3.48%
Cash, cash equivalents and short-term investments	5,196	4.61%	6,315	5.15%
Other invested assets:
Derivatives:
Interest rate	304	0.27%	1,094	0.89%
Equity market	1,217	1.08%	1,665	1.36%
Foreign currency exchange rate	745	0.66%	328	0.27%
Credit	18	0.02%	39	0.03%
Total derivatives	2,284	2.03%	3,126	2.55%
ICOLI	250	0.22%	—	0.00%
FHLB common stock	201	0.18%	70	0.05%
Other	117	0.10%	120	0.10%
Total other invested assets	2,852	2.53%	3,316	2.70%
Total investments and cash and cash equivalents	$112,707	100.00%	$122,699	100.00%

	For the Three Months Ended
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Net investment income yield (1)	3.79%	3.20%	3.92%	4.36%	4.66%

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.

Financial Supplement	21

Statutory Statement of Operations Information (Unaudited, in millions except Normalized Statutory Earnings (Loss))

	For the Three Months Ended					For the Year Ended
COMBINED REVENUES AND EXPENSES (1)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Total revenues (Line 9)	$2,120	$5,089	$7,081	$4,165	$3,324	$18,455	$14,353
Total benefits and expenses before dividends to policyholders (Line 28)	$1,542	$4,165	$6,920	$4,619	$3,537	$17,246	$13,236

COMBINED NET INCOME (LOSS) (1)
Gain (loss) from operations net of taxes and dividends to policyholders (Line 33)	$673	$869	$154	$(424)	$(196)	$1,272	$1,154
Net realized capital gains (losses), net of taxes and certain transfers to interest maintenance reserve (Line 34)	(394)	(76)	460	42	(87)	32	(1,322)
Net income (loss) (Line 35)	$279	$793	$614	$(382)	$(283)	$1,304	$(168)

						For the Year Ended
NORMALIZED STATUTORY EARNINGS (LOSS) (2), (3)						December 31, 2022	December 31, 2021
						(In billions)
Statutory net gain (loss) from operations, pre-tax						$1.0	$—
Add: net realized capital gains (losses)						0.4	—
Add: change in total asset requirement at CTE98, net of the change in VA reserves						0.7	—
Add: unrealized gains (losses) on VA & Shield hedging program and other equity risk management strategies						(1.6)	—
Add: impact of actuarial items and other insurance adjustments						0.4	—
Add: other adjustments, net						0.1	—
Normalized statutory earnings (loss)						$1.0	$—

(1) Combined statutory results are for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(3) Normalized statutory earnings (loss), presented in billions, is for Brighthouse Life Insurance Company and New England Life Insurance Company.

Financial Supplement	22

Statutory Balance Sheet and Surplus Information (Unaudited, in millions)

	As of
COMBINED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS (1)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Total assets (Line 28)	$188,585	$187,747	$192,672	$203,117	$210,819
Total liabilities (Line 28)	$182,044	$181,264	$186,053	$196,196	$202,918
Total capital and surplus (Line 38)	$6,541	$6,483	$6,619	$6,921	$7,901

COMBINED TAC AND RBC RATIO (1), (2)
Combined total adjusted capital	$8,052	$8,003	$8,188	$8,495	$9,441
Combined risk-based capital ratio (3)	441%	450%-470%	470%-490%	450%-470%	500%

COMBINED ORDINARY DIVIDEND CAPACITY (1)
Dividends paid to Holding Company	$38	$—	$—	$—	$344
Remaining ordinary dividend capacity (4)	$1,474	$1,512	$1,512	$1,512	$244

(1) Combined statutory results are for Brighthouse Life Insurance Company and New England Life Insurance Company.
(2) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(3) The RBC ratio is reported as a preliminary range for all periods, except those ended December 31.
(4) Reflects remaining dividend amounts that may be paid at one or more points in time during the respective calendar year without prior regulatory approval.

Appendix

Financial Supplement	A-1

Note Regarding Forward-Looking Statements

This financial supplement and other oral or written statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, financial projections, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, as well as trends in operating and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased market risk due to guarantees within certain of our products; the effectiveness of our variable annuity exposure risk management strategy and the impact of such strategy on volatility in our profitability measures and negative effects on our statutory capital; material differences between actual outcomes and the sensitivities calculated under certain scenarios that we may utilize in connection with our variable annuity risk management strategies; the impact of interest rates on our future ULSG policyholder obligations and net income volatility; the potential material adverse effect of changes in accounting standards, practices or policies applicable to us, including changes in the accounting for long-duration contracts; loss of business and other negative impacts resulting from a downgrade or a potential downgrade in our financial strength or credit ratings; the availability of reinsurance and the ability of the counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; our ability to market and distribute our products through distribution channels; any failure of third parties to provide services we need, any failure of the practices and procedures of such third parties and any inability to obtain information or assistance we need from third parties; the ability of our subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders and repurchase our common stock; the risks associated with climate change; the adverse impact of public health crises, extreme mortality events or similar occurrences on our business and the economy in general; the impact of adverse capital and credit market conditions, including with respect to our ability to meet liquidity needs and access capital; the impact of economic conditions in the capital markets and the U.S. and global economy, as well as geopolitical events, military actions or catastrophic events, on our profitability measures as well as our investment portfolio, including on realized and unrealized losses and impairments, net investment spread and net investment income; the financial risks that our investment portfolio is subject to, including credit risk, interest rate risk, inflation risk, market valuation risk, liquidity risk, real estate risk, derivatives risk, and other factors outside our control; the impact of changes in regulation and in supervisory and enforcement policies or interpretations thereof on our insurance business or other operations; the potential material negative tax impact of potential future tax legislation that could make some of our products less attractive to consumers or increase our tax liability; the effectiveness of our policies, procedures and processes in managing risk; the loss or disclosure of confidential information, damage to our reputation and impairment of our ability to conduct business effectively as a result of any failure in cyber- or other information security systems; whether all or any portion of the tax consequences of our separation from MetLife, Inc. are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; and other factors described from time to time in documents that we file with the SEC.

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2022, particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our other subsequent filings with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures

Our definitions of non-GAAP and other financial measures may differ from those used by other companies.

Non-GAAP Financial Disclosures

We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by the investor community by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Most directly comparable GAAP financial measures:
(i)	adjusted earnings	(i)	net income (loss) available to shareholders (1)
(ii)	adjusted earnings, less notable items	(ii)	net income (loss) available to shareholders (1)
(iii)	adjusted revenues	(iii)	revenues
(iv)	adjusted expenses	(iv)	expenses
(v)	adjusted earnings per common share	(v)	earnings per common share, diluted (1)
(vi)	adjusted earnings per common share, less notable items	(vi)	earnings per common share, diluted (1)
(vii)	adjusted return on common equity	(vii)	return on common equity (2)
(viii)	adjusted return on common equity, less notable items	(viii)	return on common equity (2)
(ix)	adjusted net investment income	(ix)	net investment income
__________________
(1) Brighthouse uses net income (loss) available to shareholders to refer to net income (loss) available to Brighthouse Financial, Inc.’s common shareholders, and earnings per common share, diluted to refer to net income (loss) available to shareholders per common share.

(2) Brighthouse uses return on common equity to refer to return on Brighthouse Financial, Inc.’s common stockholders' equity.

Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders.

Adjusted Earnings, Adjusted Revenues and Adjusted Expenses

Adjusted earnings is a financial measure used by management to evaluate performance and facilitate comparisons to industry results. This financial measure, which may be positive or negative, focuses on our primary businesses by excluding the impact of market volatility, which could distort trends.

Adjusted earnings reflects adjusted revenues less (i) adjusted expenses, (ii) provision for income tax expense (benefit), (iii) net income (loss) attributable to noncontrolling interests and (iv) preferred stock dividends. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

The following are significant items excluded from total revenues in calculating the adjusted revenues component of adjusted earnings:

•Net investment gains (losses); and

•Net derivative gains (losses), excluding earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”).

The following are significant items excluded from total expenses in calculating the adjusted expenses component of adjusted earnings:

•Change in market risk benefits; and

•Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets (“Market Value Adjustments”).

The tax impact of the adjustments discussed above is calculated net of the statutory tax rate, which could differ from our effective tax rate.

Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance.

Adjusted Earnings per Common Share and Adjusted Return on Common Equity

Adjusted earnings per common share and adjusted return on common equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period. The weighted average common shares outstanding used to calculate adjusted earnings per share will differ from such shares used to calculate diluted net income (loss) available to shareholders per common share when the inclusion of dilutive shares has an anti-dilutive effect for one calculation but not for the other.

Adjusted return on common equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI.

Adjusted Net Investment Income

We present adjusted net investment income to measure our performance for management purposes, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents GAAP net investment income plus Investment Hedge Adjustments.

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.

Notable items

Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the unfavorable (favorable) after-tax impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Book Value per Common Share and Book Value per Common Share, excluding AOCI

Brighthouse uses the term “book value” to refer to “Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI.” Book value per common share is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI, divided by ending common shares outstanding. Book value per common share, excluding AOCI, is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI, divided by ending common shares outstanding.

CTE98

CTE98 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst two percent of a set of capital market scenarios over the life of the contracts.

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets are comprised of cash and cash equivalents, short-term investments and publicly-traded securities, excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include assets held in trust.

Total Adjusted Capital

Total adjusted capital primarily consists of statutory capital and surplus, as well as the statutory asset valuation reserve. When referred to as “combined,” represents that of our insurance subsidiaries as a whole.

Financial Supplement	A-5

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures (cont.)

Sales

Life insurance sales consist of 100 percent of annualized new premium for term life, first-year paid premium for whole life, universal life, and variable universal life, and total paid premium for indexed universal life. We exclude company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life.

Annuity sales consist of 100 percent of direct statutory premiums, except for fixed index annuity sales, which represents 100 percent of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements. Annuity sales exclude certain internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Net Investment Income Yield

Similar to adjusted net investment income, we present net investment income yields as a performance measure we believe enhances the understanding of our investment portfolio results. Net investment income yields are calculated on adjusted net investment income as a percentage of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties. Investment fee and expense yields are calculated as a percentage of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Normalized Statutory Earnings (Loss)

Normalized statutory earnings (loss) is used by management to measure our insurance companies’ ability to pay future distributions and is reflective of whether our hedging program functions as intended. Normalized statutory earnings (loss) is calculated as statutory pre-tax net gain (loss) from operations adjusted for the favorable or unfavorable impacts of (i) net realized capital gains (losses), (ii) the change in total asset requirement at CTE98, net of the change in our variable annuity reserves, and (iii) unrealized gains (losses) associated with our variable annuities and Shield hedging programs and other equity risk management strategies. Normalized statutory earnings (loss) may be further adjusted for certain unanticipated items that impact our results in order to help management and investors better understand, evaluate and forecast those results.

Risk-Based Capital Ratio

The risk-based capital ratio is a method of measuring an insurance company’s capital, taking into consideration its relative size and risk profile, in order to ensure compliance with minimum regulatory capital requirements set by the National Association of Insurance Commissioners. When referred to as “combined,” represents that of our insurance subsidiaries as a whole. The reporting of our combined risk-based capital ratio is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

Financial Supplement	A-6

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CTE	Conditional tail expectations
DAC	Deferred policy acquisition costs
FHLB	Federal Home Loan Bank
GAAP	Accounting principles generally accepted in the United States of America
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMWB	Guaranteed minimum withdrawal benefits
ICOLI	Insurance company-owned life insurance
LDTI	Targeted Improvements to the Accounting for Long-Duration Contracts
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
RBC	Risk-based capital
TAC	Total adjusted capital
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VOBA	Value of business acquired

Financial Supplement	A-7

Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share (Unaudited, in millions except per share data)

	For the Three Months Ended				For the Year Ended
ADJUSTED EARNINGS, LESS NOTABLE ITEMS (1)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2022	December 31, 2021
Net income (loss) available to shareholders	$110	$388	$1,719	$1,558	$3,775	$1,554
Less: Net investment gains (losses)	(69)	(45)	(66)	(68)	(248)	(59)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(1,956)	(615)	1,968	(60)	(663)	(4,004)
Less: Change in market risk benefits	1,479	984	62	1,579	4,104	4,134
Less: Market value adjustments and other	(3)	20	32	38	87	17
Less: Provision for income tax (expense) benefit on reconciling adjustments	114	(71)	(421)	(311)	(689)	(20)
Adjusted earnings	545	115	144	380	1,184	1,486
Less: Notable items	263	41	(209)	(31)	64	(319)
Adjusted earnings, less notable items	$282	$74	$353	$411	$1,120	$1,805

ADJUSTED EARNINGS, LESS NOTABLE ITEMS PER COMMON SHARE (1), (2)
Net income (loss) available to shareholders per common share	$1.59	$5.39	$22.91	$20.11	$51.30	$18.39
Less: Net investment gains (losses)	(0.99)	(0.63)	(0.88)	(0.88)	(3.37)	(0.70)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(28.04)	(8.55)	26.25	(0.77)	(9.01)	(47.40)
Less: Change in market risk benefits	21.20	13.67	0.83	20.38	55.78	48.94
Less: Market value adjustments and other	(0.04)	0.28	0.43	0.49	1.18	0.20
Less: Provision for income tax (expense) benefit on reconciling adjustments	1.63	(0.99)	(5.62)	(4.01)	(9.36)	(0.24)
Adjusted earnings per common share	7.81	1.61	1.91	4.91	16.09	17.60
Less: Notable items	3.77	0.57	(2.79)	(0.40)	0.87	(3.78)
Adjusted earnings, less notable items per common share	$4.04	$1.03	$4.71	$5.30	$15.22	$21.37

(1) Certain definitions have been updated due to the adoption of LDTI. See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.
(2) Per share calculations are on a diluted basis and may not recalculate or foot due to rounding.

Financial Supplement	A-8

Reconciliation of Return on Common Equity to Adjusted Return on Common Equity, Excluding AOCI (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
ADJUSTED EARNINGS (1)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Net income (loss) available to shareholders	$3,775	$4,887	$6,554	$6,232	$1,554
Less: Net investment gains (losses)	(248)	(239)	(268)	(272)	(59)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(663)	1,724	3,816	(240)	(4,004)
Less: Change in market risk benefits	4,104	3,500	3,282	6,316	4,134
Less: Market value adjustments and other	87	120	140	152	17
Less: Provision for income tax (expense) benefit on reconciling adjustments	(689)	(1,071)	(1,464)	(1,244)	(20)
Adjusted earnings	$1,184	$853	$1,048	$1,520	$1,486
	Five Quarters Average Stockholders' Equity Basis
BRIGHTHOUSE FINANCIAL, INC.’S COMMON STOCKHOLDERS’ EQUITY, EXCLUDING AOCI (1)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Brighthouse Financial, Inc.’s stockholders’ equity	$6,584	$6,847	$7,596	$7,804	$8,549
Less: Preferred stock, net	1,699	1,631	1,563	1,496	1,428
Brighthouse Financial, Inc.’s common stockholders’ equity	4,885	5,216	6,033	6,308	7,121
Less: AOCI	(3,958)	(3,421)	(2,223)	(1,247)	917
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$8,843	$8,637	$8,256	$7,555	$6,204
	Five Quarters Average Common Stockholders' Equity Basis
ADJUSTED RETURN ON COMMON EQUITY, EXCLUDING AOCI (1)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Return on common equity	77.3%	93.7%	108.6%	98.8%	21.8%
Return on AOCI	(95.4)%	(142.9)%	(294.8)%	(499.8)%	169.5%
Return on common equity, excluding AOCI	42.7%	56.6%	79.4%	82.5%	25.0%
Less: Return on net investment gains (losses)	(2.8)%	(2.8)%	(3.2)%	(3.6)%	(1.0)%
Less: Return on net derivative gains (losses), excluding investment hedge adjustments	(7.5)%	20.0%	46.2%	(3.2)%	(64.5)%
Less: Return on change in market risk benefits	46.4%	40.5%	39.7%	83.6%	66.6%
Less: Return on market value adjustments and other	1.0%	1.4%	1.7%	2.0%	0.2%
Less: Return on provision for income tax (expense) benefit on reconciling adjustments	(7.8)%	(12.4)%	(17.7)%	(16.4)%	(0.3)%
Adjusted return on common equity, excluding AOCI	13.4%	9.9%	12.7%	20.1%	24.0%

(1) Simplified averaging was applied to all periods presented for 2022 and December 31, 2021.

Financial Supplement	A-9

Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses (Unaudited, in millions)

	For the Three Months Ended				For the Year Ended
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2022	December 31, 2021
Total revenues	$(127)	$1,121	$3,866	$2,013	$6,873	$4,976
Less: Net investment gains (losses)	(69)	(45)	(66)	(68)	(248)	(59)
Less: Net derivative gains (losses)	(1,923)	(592)	1,977	(54)	(592)	(3,983)
Less: Investment hedge adjustments	(33)	(23)	(9)	(6)	(71)	(21)
Total adjusted revenues	$1,898	$1,781	$1,964	$2,141	$7,784	$9,039

Total expenses	$(167)	$609	$1,689	$10	$2,141	$2,967
Less: Change in market risk benefits	(1,479)	(984)	(62)	(1,579)	(4,104)	(4,134)
Less: Market value adjustments	3	(20)	(32)	(38)	(87)	(17)
Total adjusted expenses	$1,309	$1,613	$1,783	$1,627	$6,332	$7,118

Financial Supplement	A-10

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Year Ended
NET INVESTMENT GAINS (LOSSES)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Investment portfolio gains (losses)	$(47)	$(47)	$(66)	$(61)	$9	$(221)	$(15)
Investment portfolio credit loss (provision) release and (writedowns)	(22)	2	—	(7)	(32)	(27)	(44)
Net investment gains (losses)	$(69)	$(45)	$(66)	$(68)	$(23)	$(248)	$(59)

	For the Three Months Ended
NET INVESTMENT INCOME YIELD (1)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Investment income yield	3.94%	3.35%	4.06%	4.50%	4.80%
Investment fees and expenses	(0.15)%	(0.15)%	(0.14)%	(0.14)%	(0.14)%
Net investment income yield	3.79%	3.20%	3.92%	4.36%	4.66%

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.